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                                 EXHIBIT 2.2
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                         VOID AFTER JANUARY 18, 1999              -------------
                                                                    Warrant

                      BENTON OIL AND GAS COMPANY [LOGO]           -------------


                      WARRANTS TO PURCHASE COMMON STOCK
                                                              CUSIP 083288 12 6

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|   This Certifies that, When this Warrant has been countersigned as          |
|   hereinafter provided,                                                     |
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|                        SPECIMEN                                             |
|                                                                             |
|                                                                             |
|    or registered assigns, is the owner of                         Warrants. |
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each of which Warrants entitle the registered holder thereof to purchase at any time on or before January 18, 1999 one fully paid and non-assessable share of Common Stock, par value $.01 per share ("Common Stock") of Benton Oil and Gas Company, a Delaware corporation (the "Company"), as such stock is constituted at the date of this Warrant by surrendering this Warrant Certificate, with the subscription form on the back hereof duly executed, at the Los Angeles office of First Interstate Bank of California, hereinafter called the Warrant Agent, or at the office of its successor as Warrant Agent and by paying in full, in lawful money of the United States, the then current Warrant Price for each share (initially $11.00 per share, subject to adjustment in certain circumstances) as to which this Warrant has been exercised, and upon compliance with and subject to the conditions set forth herein and in the Warrant
Agreement hereinafter referred to.
        This Warrant Certificate is issued under and the Warrants evidenced hereby are subject to the terms and provisions contained in the Warrant Agreement dated January 18, 1996 between the Company and the holders of the Warrants (the "Warrant Agreement"). By acceptance of this Warrant Certificate, the Warrrant holder assents to all terms and provisions of the Warrant Agreement. Reference is hereby made to the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof, and the rights and obligations of the Company thereunder.
Copies of the Warrant Agreement are on file at the offices of the Warrant
Agent.
        Upon the occurrence of certain events set forth in the Warrant Agreement, the purchase price per share and the number of Warrants evidenced hereby shall be adjusted, all as provided in the Warrant Agreement. No fractional shares of Common Stock will be issued upon exercise of Warrants, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.
        Upon exercise of the Warrants evidenced hereby for only a portion of the full shares of Common Stock evidenced hereby, there shall be countersigned and issued to or upon the order of the holder hereof a new Warrant Certificate evidencing the number of Warrants not so exercised.
        This Warrant Certificate may be exchanged either separately or in combination with one or more other countersigned Warrant Certificates evidencing the same aggregate number of Warrants represented by the Warrant Certificate or Certificates exchanged.
        Prior to due presentation for registration of transfer of this Warrant Certificate, the Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
        If this Warrant Certificate shall be surrendered upon exercise of the Warrants evidenced hereby within any period during which the transfer books of the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for shares of Common Stock until the date of the reopening of said transfer books.
        No Warrant may be exercised after 5:00 p.m. Los Angeles time on January 18, 1999, and the extent not exercised by such time, all Warrants evidenced hereby shall become void.
        This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.
        IN WITNESS WHEREOF, Benton Oil and Gas Company has caused this Warrant Certificate to be signed manually or in facsimile by its President or one of its Vice Presidents and the facsimile of its corporate seal to be affixed hereunto or imprinted hereon and attested by the facsimile signature of its Secretary or one of its Assistant Secretaries.

                          BENTON OIL AND GAS COMPANY

Dated:

COUNTERSIGNED AND REGISTERED:
                    FIRST INTERSTATE BANK OF CALIFORNIA
                            TRANSFER AGENT AND REGISTRAR
BY
       AUTHORIZED SIGNATURE


                         [BENTON OIL AND GAS COMPANY
                               CORPORATE SEAL]

By:                                          By:
    /s/ Toni L. Jackson                          /s/ A.E. Benton

    SECRETARY                                    CHAIRMAN AND PRESIDENT


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                              SUBSCRIPTION FORM

         TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE WARRANTS

        The undersigned hereby exercises, according to the terms and conditions thereof, ________ Warrants evidenced by the within Warrant Certificate to purchase the shares of Common Stock issuable upon exercise of said Warrants. The undersigned herewith tenders $ ____________________ in full payment of the purchase price. If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants should be registered in the name, and delivered to, the undersigned at the address stated below.

Dated: _________________        _______________________________________________
                                NOTICE: The signature on this subscription form must correspond with the same as written upon the face of the within Warrant Certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank (other than a savings bank), a trust company or a registered securities broker/dealer.

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
                   (please print or type name and address)

and be delivered to

       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
                   (please print or type name and address)

                                  ASSIGNMENT

          TO BE EXECUTED BY THE REGISTERED HOLDER TO ASSIGN WARRANTS

FOR VALUE RECEIVED, ____________________________________________ hereby sells, assigns and transfers unto
       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
       _______________________________________________________________
          (please print or type name and address and include Social
                    Security or other identifying number)

______________________________________________________________________________
the within Warrant Certificate, together with all right, title and interest therein, and doeshereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer said Warrant Certificate on the books of the within named Company, with full power of substitution in the premises.

Dated: _____________________________  X______________________________________
                                               Signature Guaranteed

                                      _______________________________________


Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever. Signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved medallion signature guarantee program).